EXHIBIT 10.2

                          ARTICLES OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF

                                 BERT LOGIC INC.

     The undersigned under the Washington Business Corporation Act, hereby adopts the following Articles of Incorporation.


     1. The name of the Corporation (hereinafter referred to as the "Corporation") is BERT LOGIC, INC.

     2. The articles of incorporation of the Corporation is hereby amended by replacing Article First, in its entirety, with the following:

     "FIRST:  The  name  of  the  Corporation  is  "TISSERA, INC."


The amendment of the articles of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors with the required Sections of the Washington statutes.

These Amended Articles of Incorporation shall become effective upon filing.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Bob Pico, its President and sole director, this 9th day of October 2003.




                                   /s/ Bob Pico
                                   ------------------------------------
                                   Bob Pico
                                   Sole Director